SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549
                    ------------------------
                            FORM 8-A


       FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

          PURSUANT TO SECTION 12 (b) OR 12 (g) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                      FIRST SUNRISE, INC.
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     (Exact name of registrant as specified in its Charter)

          Delaware                                      13-4020643
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(State of Incorporation or Organization)        (I.R.S. Employer
                                                  Identification No.)

     200 East 89th Street, 44th Floor
     New York, New York                                     10128
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   ( Address of Principal Executive Offices)                (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box [ ].

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A. (d), please check the following box
[ x  ].

       Securities Act Registration statement file number
                  to which this form relates:
                           333-41389

Securities to be registered pursuant to Section 12 (g) of the Act:

                  Common Stock, .001 par value
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                        (Title of Class)

      ITEM.    1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The information included under the heading "Description of Securities" including subheading "Common Stock," of the Registration Statement on Form SB-2 of First Sunrise, Inc. (Registration No. ( 333-41389 ), as amended, is incorporated herein by reference. The final Prospectus to be filed by First Sunrise, Inc. pursuant to Rule 424 (b) is also deemed incorporated by reference herein upon such filing.

     ITEM.        2.     EXHIBITS.

     The following documents are included as Exhibits as indicated, to the Registration Statement and incorporated herein by this reference:

                     REGISTRATION STATEMENT



                 EXHIBIT DESCRIPTION           EXHIBIT NUMBER
           --------------------------------    ------------------
          Certificate of Incorporation              3.1
          of Registrant

           Bylaws of Registrant                     3.2


< PAGE>

                           SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   First Sunrise, Inc.
                                   Date: December 8, 1999

                               By:  Eng Chye Low


                                   Name: Eng Chye-Low
                                   Title:    President

                                   Wp7docs/Sunrise/ Form 8-A